Convertible Notes	6 Months Ended
Dec. 31, 2024
Convertible Notes [Abstract]
Convertible notes

9. Convertible notes

Balance, July 1, 2023	$14,727,183
Funds advanced	11,549,945
Convertible note issued for settlement of debt	1,308,441
Warrant bifurcated classified as liability	(1,086,240)
Warrant bifurcated classified as equity	(674,034)
Interest accrued, net of capitalized interest paid	1,793,574
Changes in fair value of financial liabilities	13,011,887
Balance, June 30, 2024	40,630,756
Funds advanced	1,105,000
Convertible note issued for services	750,000
Warrant bifurcated classified as equity	(875,127)
Interest accrued	1,093,490
Changes in fair value of financial liabilities	(34,333,573)
Convertible notes converted to common shares	(8,370,546)
Balance, December 31, 2024	$-

From October 2022 to October 2024, the Company issued convertible promissory notes to arms-length parties with an aggregate principal amount of $25,939,772 and interest rate of 12% per annum, payable in arrears on the maturity date, one year from notes issuance dates. At inception, the proceeds from the convertible notes issued with detachable share purchase warrants were determined to be their fair values, were allocated between the convertible notes issued with detachable share purchase warrants based on the residual method. Management has determined that due to the complexity of the various embedded features and the short life expected of the notes, it will elect the fair value option under ASC 825-10-1 as the instruments are eligible for the fair value election under ASC 825-10. As a result, the entire convertible promissory note is carried at fair value. As of June 30, 2024, the convertible notes are valued by management based on the Company’s estimated enterprise value implied by the most comparable transaction and allocating the value to each of the Company’s equity-linked instruments (preferred shares, SAFE agreements, convertible promissory notes, stock options and common shares) based on their respective characteristics and rights. In arriving at the value attributable to each instrument, the Company applies an option pricing model. The Company’s model values the preferred shares, SAFEs, convertible promissory notes, common shares, warrants and stock options as call options on the Company’s equity value with exercise prices based on the conversion options of the respective instruments. The model used the following assumptions, including volatility, risk free rates and management’s best estimate of the expected time for the occurrence of a conversion event as described below.

June 30, 2024
Annualized volatility	70% – 90%
Expected time to liquidity	0.5 – 1.5 year
Dividend rate	0%
Risk-free interest rate	5.09%

During the six months ended December 31, 2024, the Company issued $1,855,000 of convertible notes. The share purchase warrants meet the equity classification requirements and $875,127 was recorded as a component of additional paid-in capital. The residual value of $979,873 were allocated to the debt.

Upon the completion of Business Combination, the convertible notes were mandatorily converted into 16,496,750 Damon Motor’s common shares. Upon conversion, the carrying value of the convertible debt approximates fair value of the shares issued. As of December 31, 2024, there were no convertible notes outstanding.